. . . Exhibit 99.1 OceanFirst Financial Corp. Investor Presentation September 2020

INVESTOR PRESENTATION . . . Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, public health crises (such as governmental, social and economic effects of the novel coronavirus), levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, increased defaults as a result of economic disruptions caused by novel coronavirus, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes (particularly with respect to the novel coronavirus), monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. No Offer or Solicitation: The Presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue, or the solicitation of an offer to purchase, subscribe to or acquire, securities of the Company, or an inducement to enter into investment activity in the United States or in any other jurisdiction in which such offer, solicitation, inducement or sale would be unlawful prior to registration, exemption from registration or qualification under the securities laws of such jurisdiction. No part of this Presentation, nor the fact of its distribution, should form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. 2

. . . About OceanFirst Financial Corp. 3

INVESTOR PRESENTATION . . . OceanFirst Financial Corp. • NASDAQ: OCFC • Market Cap: $974.8 million1 • Bank Holding Company with National Bank Subsidiary • Founded in 1902 • Total Assets of $11.3 billion2 • 62 Full-Service Branches in New Jersey and Metropolitan New York City Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices 1 As of August 25, 2020 4 2 As of June 30, 2020

INVESTOR PRESENTATION . . . Investment Thesis – Well Positioned for the Post-COVID-19 Environment • Organic Growth Including Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 57 basis points • Strength of Assets • Strong and diversified balance sheet with excellent credit attributes underpins flexibility to consistently grow the business • Digital Innovation • Digital products and customer experience on par with national banks and FinTechs, far outpacing regional and community banks • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Demonstrated strong pandemic response • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Meaningful insider ownership aligned with shareholder interest 5

INVESTOR PRESENTATION . . . Commitment to Execution Our Recent …Lead to Our Path Forward Accomplishments... • Local to Regional Scale • Seven Acquisitions Closed in Less Than Five Years, Including Two River • Increased Investment in Digital Bancorp (NASDAQ: TRCB) & Country Banking & Customer Engagement Bank Holding Company Inc. (OTC • Maximizing Real Estate to Anticipate PINK: CYHC) closed effective the Evolving Needs of our Employees January 1, 2020 and Customers • Consolidated 53 Branches in the Last • Further Loan Portfolio Diversification: Three Years with Nominal Deposit Sector, Industry, Geography and Losses, while Realizing Substantial Vintage Cost Savings 6

. . . Our Business 7

INVESTOR PRESENTATION . . . Second Quarter 2020 Highlights Financial Highlights Operational Highlights • Core Net Income of $21.6 million • Completed full integration of Two • Core Diluted EPS of $0.36 River Bank • Net Interest Margin of 3.24% • Branch consolidation • Core ROA of 0.78%, and Core ROTE of • 13 completed in 2020 9.39% • COVID-19 initiatives for employees, • Loan pipeline of $359 million at June customers, and community 30, 2020 • YTD deposit growth (exclusive of acquisitions) of $1 billion while also reducing costs by 13 basis points from Q1 to Q2 • YTD loan originations of $1.4 billion, inclusive of $504 million in PPP loans 8

INVESTOR PRESENTATION . . . Reserves for Credit Losses The ACL of $42.4m plus the unamortized credit mark of $35.4m $42.4m provided 92 basis points of coverage for the loan portfolio *Note: Net change-offs averaged 17 basis points over the past 13.5 years, including the period of the Great Recession 9

INVESTOR PRESENTATION . . . SBA Paycheck Protection Program Update As of August 31, 2020, 213 loans totaling $42.2 million were submitted to the SBA for forgiveness consideration. . . . Loans approved have an estimated fee income of approximately $17.6 million that will be earned over the life of the loan. SEPTEMBER | 2020 10

INVESTOR PRESENTATION . . . Net Interest Margin Operational Highlights Net Interest Margin 2 4.50 • Non-interest bearing deposits 4.00 are 23% of average balance of 3.25 1 3.50 total deposits 3.18* 3.00 • Balanced interest rate risk 2.50 position 2.00 Percentage • An extraordinary surplus 1.50 0.08 liquidity position will 1.00 temporarily weigh on margins 0.50 until the excess cash can be 0.00 deployed 2014 2015 2016 2017 2018 2019 2020 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Fed Funds Effective Rate OceanFirst Bank Peer Average *The PPP loan program and excess liquidity position negatively impacted NIM by 15 basis points during Q2. 1 Based on average balances for the three months ended June 30, 2020 11 2 Source: Bank Reg Data

INVESTOR PRESENTATION . . . Deposit Growth with Branch Consolidation Total Deposits Per Branch 1 10,000 150 Average Deposits Per Branch($ Millions) 9,000 125 Strength and Durability of Low- 8,000 Cost Deposit Position 7,000 100 • $145 million average branch size as of 6,000 June 30, 2020, doubling in size over the past 5 years 5,000 75 4,000 • Core deposits represent 82%2 of total Total Deposits ($ Millions) ($ Deposits Total 50 3,000 deposits, an effective hedge against a 2,000 volatile interest rate environment, with 25 a cost of deposits of only 57 bps 1,000 0 0 2014 2015 2016 2017 2018 2019 2020 Total Deposits Average Deposits Per Branch 1 All periods as of December 31, except 2020 which is as of June 30 2 All deposits except certificates of deposits 12

INVESTOR PRESENTATION . . . Loan Composition Emphasizes Commercial1 Total Loans Outstanding Loans by Customer Segment – 2020 2015 2016 34% 2017 2018 66% 2019 2020 Commercial Consumer Consumer Commercial $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 (in millions) Residential Home Equity & Consumer Investor CRE2Owner Occupied CRE 2 C&I Loans 2 1 All periods as of December 31, except 2020 which is as of June 30 2 Includes PPP loan totaling $504 million 13

INVESTOR PRESENTATION . . . Generating Consistent & Attractive Returns 16.0% 1.50% 1.35% 14.0% 1.20% 12.0% 1.05% 10.0% Return on Assets 0.90% 8.0% 0.75% 0.60% 6.0% 0.45% 4.0% 0.30% 2.0% Return on Tangible Common Equity on Tangible Return 0.15% 0.0% 0.00% 20151 20161 20171 2018 1 20191 2020 1, 2 Core Return on Tangible Common Equity Core Return on Assets Continued focus on improving efficiencies through acquisition synergies and branch consolidations 1 For 2015, 2016, 2017, 2018, 2019 and 2020, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, 2018, 2019 and 2020, also excludes the effect of branch consolidation expense. For 2017 and 2018, also excludes the effect of additional income tax expense (benefit) related to the Tax Cuts and Jobs Act. For 2019, also excludes the effect of compensation expense due to the retirement of an executive officer, non-recurring professional fees, and income tax benefit related to change in New Jersey tax code. For 2020, also excludes the Two River and Country opening credit loss expense under the CECL model. 14 2 For 2020, Q2 YTD results are annualized

INVESTOR PRESENTATION . . . Credit Metrics Reflect Conservative Culture Non-Performing Loans by Source (Percent of Loans Receivable) NET CHARGE-OFFS 0.05% 0.15% 0.10% 0.05% 0.02% 0.02% 1.00% 0.91% 0.90% 0.80% 0.70% 0.60% 0.52% 0.50% 0.40% 0.35% 0.31% 0.29% 0.30% 0.25% 0.20% 0.10% Non-Performing Loans as Percent of Total Loans ReceivableLoans of TotalPercent as LoansNon-Performing 0.00% 2015 2016 2017 2018 2019 30-Jun-20 Residential Consumer Commercial Real Estate Commercial & Industrial 15

. . . Our Strategy 16

INVESTOR PRESENTATION . . . Asset Growth Supplemented by Strategic M&A Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July31,2015 ~$ 12million $ 142million Cape Bancorp May 2, 2016 ~$196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 ~$146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 ~$475 million $2,044 million Capital Bank of New Jersey January 31, 2019 ~$77 million $495 million Two River Bancorp January 1, 2020 ~$197 million $1,109 million Country Bank Holding January 1, 2020 ~$113 million $798 million Company Inc. Weighted average(1): Price/Tangible Book Value 158%; Core Deposit Premium 9.0% 17 (1) At time of announcement.

INVESTOR PRESENTATION . . . New Jersey Expansion Opportunities • New Jersey is an attractive market 1 • Statewide Total Population of 8.9 million • Most densely populated state • 11th most populous state • Median household income of $72,000 • Significant opportunities for acquisitions to build customer base • Support expansion in Metropolitan Philadelphia and Metropolitan New York Population of 4.3 million with deposits of $130 billion Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices 18 1 US Census Bureau

INVESTOR PRESENTATION . . . Regional Opportunities for M&A 10% of the total population of the United States resides within a 2-hour drive of Headquarters Philadelphia Area New York City Metro Area • 7 Banks with Assets Between $400M and $1B • 7 Banks with Assets Between $400M and $1B • 9 Banks with Assets Between $1B and $10B • 6 Banks with Assets Between $1B and $10B New Jersey • 17 Banks with Assets Between $400M and $1B • 19 Banks with Assets Between $1B and $10B Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Regional banking data as of June 30, 2019 19 Source: FDIC

INVESTOR PRESENTATION

OCEANFIRST

Digital Culture – 5 Years of Transformation

Continuous Investment In Talent and Technologies

- Funded from ongoing earnings and branch consolidations

2015
- Digital Strategy & Innovation Team
- Mobile Biometrics
- Wearables and eWallets

2016
- Customer Experience Officer
- Upgrade Mobile App & Online Banking
- Certified Digital Banker Training

2017
- First FinTech Equity Investment
- Replace Personal Financial Mgmt.
- 100% Certified Digital Banker Milestone

2018
- Project Management Office
- Launch Nest Egg Hybrid Robo-Advisor
- Replace Online & Mobile Account Opening

2019
- Artificial Intelligence Team
- Data Science Team
- AI Driven Marketing
- Build Alexa Voice Skill (1st Phase)

2020
- Digital Customer Onboarding Team
- Launch Account Opening via Telephone
- $64 million Nest Egg Assets Milestone
- Best Rated Digital Bank in NJ!*

*Source: ratings from Google My Business, Google App Store & Apple App Store

2015 FTE: 7

2020 FTE: 88

20

INVESTOR PRESENTATION . . . Digital Capabilities & Customer Ratings Mobile Capabilities Survey Mobile App Customer Ratings (# of features, out of 18) (Apple & Google) OceanFirst 12 OceanFirst 4.7 # Ratings = 5,669 National / 4.5 National / Regional 10 Regional Large MidAtlantic 4.5 FinTechs / 10 Digital FinTechs / Digital 4.5 Large 8 MidAtlantic Proxy Peer Group 3.7 Median # Ratings = 970 • A few notables include: • A few notables include: • BofA 17 • USAA 4.8 • Chase 13 • Chime 4.7 • USAA 10 • Chase 4.7 • TD 7 • M&T 4.1 21 Source: S&P Global 2019 US Mobile Banking Report. Source: iTunes App and Google App as of August 11, 2020.

INVESTOR PRESENTATION . . . Digital Customer Acquisition Attaining Scale… … And Attracting Valuable Customers • Digital marketing campaign Customer Usage Statistics* Online Branch launched in December 2018 Digital Usage 86.8% 70.7% • Artificial Intelligence campaigns added in Mobile Usage 70.1% 52.8% September 2019 Direct Deposits / Month 0.8 0.7 • Retail Checking opened in Mobile Deposits / Month 0.12 0.08 2Q2020: • Online account openings Debit Card Transactions / Month 7.0 8.8 exceeds average branch Average Balance $2,475 $12,504 by 34x • Online account opening * Retail checking accounts opened between January and March 2020 exceeds 79% of entire as of 6/30/2020. branch network (Branch lobbies closed through 6/22) 22

INVESTOR PRESENTATION . . . Treasury Management Services Treasury Management Solutions: • ACH Origination, Receipts, Addenda Reporting and Debit Blocking Accounts1 Balances1 • Digital Account Opening Over 33,000 Over $3.2 billion • Accept Multiple Forms of Payment • Account Analysis Statements • Business Online Banking • Coin & Currency Ordering Early Adopter • Commercial Card Introduced Cash Management Services in 1996, • Electronic Receivables growing relationships annually. Includes Dedicated • Escrow Treasury Client Services and Sales Team. • Foreign Wire • Initiate ACH and Wires Online • Lockbox Investment in Innovation • Merchant Continued investment in technology to enhance our • Remote Deposit Capture Treasury Solutions and provide a robust Online • Payroll experience for our Commercial Customers. • Positive Pay • Zero Balance Accounts 1 Data as of June 30, 2020 23

INVESTOR PRESENTATION . . . Protecting Our Clients with Cyber Security • Remains current with evolving industry-wide standards • Real-time analytical tools in place for fraud protection and firewall security • Use of top tier, neural-based, real-time debit card fraud analytics • Qualified, certified senior InfoSec personnel, backed up by: • Ongoing significant investments in technology, education and training • Board of Directors with cyber security focus and expertise 24

INVESTOR PRESENTATION . . . Strategic Capital Allocation Generates Shareholder Returns Returned Capital to $65 Shareholders $60 $55 $50 • Stable & competitive dividend $45 th $40 • 94 consecutive quarter $35 • Historical Payout Ratio of 30% to $30 40% $25 $20 $15 • Repurchased 648,851 shares YTD Annual Return of Capital ($ Millions) ($ Capitalof Annual Return $10 2020; over 2.0 million shares $5 remain available for repurchase $0 2014 2015 2016 2017 2018 2019 2020 • Strategic acquisitions in critical new Cash Dividends Share Repurchases markets Total Cash Returned to Shareholders: $202.4 million 25

INVESTOR PRESENTATION

OCEANFIRST

An Experienced Management Team

Executive	Title	Years at OceanFirst[1]	Selected Experience
Christopher D. Maher	Chairman, President, Chief Executive Officer	7	Patriot National Bancorp Dime Community Bancshares
Joseph J. Lebel III	Executive Vice President, Chief Operating Officer	14	Wachovia Bank N.A. First Fidelity
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	28	KPMG
Steven J. Tsimbinos	Executive Vice President, General Counsel	10	Thacher Proffit & Wood Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President, Chief Risk Officer	3	Office of the Comptroller of the Currency First Union
Michele Estep	Executive Vice President, Chief Administrative Officer	11	Sun National Bancorp Key Bank
Karthik Sridharan	Executive Vice President, Chief Information Officer	1	Citigroup JP Morgan Chase Bank of America

- **Substantial insider ownership of 9%, including Directors and Executive Officers, ESOP and OceanFirst Foundation.**

[1] Includes years at acquired banks.

26

INVESTOR PRESENTATION . . . OceanFirst Foundation: Serving Our Communities • Over $41 million has been granted to organizations serving OceanFirst’s market • Provided $250,000 in grants dedicated to assisting the non-profit organizations helping our neighbors during the coronavirus pandemic • First foundation established in the country during a mutual conversion to IPO (July 1996) • Major initiatives include over $3 million to more than 2,100 students pursing higher education and over $7.2 million to organizations improving the health and wellness of those in need • OceanFirst Foundation has assets of $17.6 million as of July 30, 2020 27

INVESTOR PRESENTATION . . . Investment Thesis – Well Positioned for the Post-COVID-19 Environment • Organic Growth Including Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 57 basis points • Strength of Assets • Strong and diversified balance sheet with excellent credit attributes underpins flexibility to consistently grow the business • Digital Innovation • Digital products and customer experience on par with national banks and FinTechs, far outpacing regional and community banks • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Demonstrated strong pandemic response • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Meaningful insider ownership aligned with shareholder interest 28

. . . Investor Relations Inquiries Jill A. Hewitt Senior Vice President, Director of Investor Relations & Corporate Communications jhewitt@oceanfirst.com (732) 240-4500, ext. 7513 29

. . . Appendix 30

INVESTOR PRESENTATION . . . Country Bank Holding Company, Inc. Acquisition • 100% Stock transaction, valued at $113 million • Expands branch network to support NYC lending efforts • Favorable financial terms1 • Price/Tangible Book Value of 151% • Price/Core Deposit Premium of 7.5% • Price/Earnings (after cost saves) 6.8x • Effective execution • Announcement – August 9, 2019 • Regulatory Approval – November 15, 2019 (49- days from application) • Shareholder Approval – December 10, 2019 • Closing – January 1, 2020 • Rebranding as OceanFirst Bank – October 2020 • Systems Integrations – Targeting early 2021 - CYHC Branches 31 Source: Company reports; SNL Financial. 1At time of announcement.

INVESTOR PRESENTATION . . . Two River Bancorp Acquisition • 75% stock and 25% cash, valued at $197 million • Strengthens presence in Monmouth County and expands market area into northern New Jersey • Favorable financial terms1 • Price/Tangible Book Value of 174% • Price/Core Deposit Premium of 9.5% • Price/Earnings (after cost saves) 7.5x • Effective execution • Announcement – August 9, 2019 • Regulatory Approval – November 15, 2019 (49- days from application) • Shareholder Approval – December 5, 2019 • Closing – January 1, 2020 • Systems Integrations – May 17, 2020 - TRCB Branches - OCFC Branches 32 Source: Company reports; SNL Financial. 1At time of announcement.

INVESTOR PRESENTATION . . . Favorable Competitive Position Community Banks serving Mega Banks OceanFirst Bank Central & Southern NJ # of Branches Dep. In Mkt. # of Dep. In Mkt. Dep. In Mkt. Institution ($000) Institution # of Branches Branches ($000) ($000) 61 7,007,796* TD Bank (Canada) 125 22,671,261 Manasquan 12 1,438,759 PNC Bank (PA) 140 19,082,286 OceanFirst Republic 16 1,406,958 Competitive Position Bank of America (NC) 107 17,283,936 Bank of Princeton 15 973,294 • Responsive Wells Fargo (CA) 137 15,766,624 1ST Constitution 18 813,930 • Flexible Santander Bank 75 6,777,791 Sturdy Savings 14 724,096 (Spain) • Capable • Lending Limit • Technology • Trust • Treasury Management • Consumer & Commercial • Competing Favorably Against Banking Behemoths and Local Community Banks *Includes Two River Bank, acquired on January 1, 2020 Source: FDIC Summary of Deposits, June 30, 2019 33 Note: Market area is defined as 11 counties in Central and Southern New Jersey

INVESTOR PRESENTATION . . . Commercial Forbearance Portfolio 1st Forbearance Peak $1,122M 67% of Commercial Clients Have Committed to Monthly Payments as of August 31, 2020 Commercial Forbearances (1st and 2nd) at August 31, 2020 total $569 million Projected 2nd Forbearance Peak $500M Dec 2020 The Second 90 Day Forbearance Period Began in Late June SEPTEMBER | 2020 Note: Data based on the date of execution of a forbearance agreement 34

INVESTOR PRESENTATION . . . Commercial Loan Forbearance Commercial Portfolio Forbearance Requests Total Outstanding Balance: $5.6bn Total Forbearance Requests: $1.2bn *WA LTV: 56.7% *WA DSCR: 1.85x No delinquency (in life of loan): 68% Forbearance requests are well- secured and represent 22% of commercial portfolio. Based on client commitments, forbearance should decrease to 6.8% of the commercial portfolio during the 3rd quarter. Forbearance Data as of August 31, 2020 SEPTEMBER | 2020 *WA LTV and WA DSCR as of most recent financial review 35 Forbearance requests require credit approval

INVESTOR PRESENTATION . . . Commercial Loan Forbearance Reviewed $1.2 billion in Restaurant & maturing forbearance Hospitality requests $109 million to resume full payment or improve to interest only Out of $1.2 billion reviewed, $236 million are in Restaurant & Hospitality . . . SEPTEMBER | 2020 36 Forbearance Data as of August 31, 2020

INVESTOR PRESENTATION . . . Commercial Loan Forbearance Initial Forbearance 90 Day . . . SEPTEMBER | 2020 37 Forbearance Data as of August 31, 2020

INVESTOR PRESENTATION . . . Commercial Loan Forbearance 2nd Full Forbearance 180 Day . . . SEPTEMBER | 2020 38 Forbearance Data as of August 31, 2020

INVESTOR PRESENTATION . . . Commercial Loan Forbearance 2nd Full Forbearance - Loan to Value *WA LTV: 53.9% *WA DSCR: 2.00x . . . Forbearance Data as of August 31, 2020 SEPTEMBER | 2020 39 *WA LTV and WA DSCR as of most recent financial review

INVESTOR PRESENTATION . . . Consumer Forbearance Portfolio 1st Forbearance Peak $329M 2nd Forbearance Peak $187M As compared to original projection of $237M at July 15th Consumer Forbearances (1st and 2nd) at August 31, 2020 total $206M, down 37% from peak of $329M Note: Data based on the date of execution of a forbearance agreement The 2nd 90 Day Forbearance Periods Began in Early June SEPTEMBER | 2020 40

INVESTOR PRESENTATION . . . Consumer Loan Forbearance Profile Consumer Forbearances Peaked at $329M on June 13, 2020 Consumer Portfolio 90 Day Forbearance Portfolio 180 Day Forbearance Portfolio Total Outstanding Balance: $2.9bn Total Outstanding Balance: $22M Total Outstanding Balance: $184M WA LTV: 70% WA LTV: 73% WA LTV: 70% WA FICO Score: 767 WA FICO Score: 747 WA FICO Score: 736 Other Consumer SEPTEMBER | 2020 41 Forbearance Data and FICO Score as of August 31, 2020

INVESTOR PRESENTATION . . . Consumer Loan Forbearance Credit Metrics Each Forbearance period is 90 days, or a total of up to 180 days. Current 90 Day 90 Initial Initial Forbearance Current story 180Day . . . Continuing Forbearance SEPTEMBER | 2020 42 Forbearance Data as of August 31, 2020

INVESTOR PRESENTATION . . . Consumer Loan Forbearance Credit Metrics Total Portfolio Forbearance Portfolio LTV <= 80% LTV > 80% LTV <= 80% LTV > 80% $2.7bn (93%) $217M (7%) $186M (91%) $19M (9%) 1 1 Only $6.4 million of loans exhibit an LTV > 80% and a FICO < 650 FICO >= 650 FICO < FICO >= 650 $555M (19%) $2.4bn (81%) 650 $155M (75%) current FICO < 650 $51M (25%) . . . SEPTEMBER | 2020 Forbearance Data as of August 31, 2020 43 1 Excludes loans with no FICO score

INVESTOR PRESENTATION . . . Consumer Loan Forbearance by County Sharply increasing real estate values should protect against credit losses Annual County Median Price Increase* Monmouth 9.2% Ocean 7.9% Atlantic 19.0% . . . Cape May 36.7% SEPTEMBER | 2020 Forbearance Data as of August 31, 2020 44 *2019-2020 Valuation Change source is from NJ Realtors median Sale price June 2019 to June 2020

INVESTOR PRESENTATION . . . Credit Costs Consistently Lower than Peer Group Strong credit performance yields low net charge offs through the cycle. Source: S&P Global Market Intelligence; FFIEC UBPR Peer Group Average Report. Note: Peer Group 2 - Commercial Banks between $10BN and $100BN in assets; Peer Group 3 - Commercial Banks between $3BN and $10BN in assets. . . . 45

INVESTOR PRESENTATION . . . 2007 to 2020 Cumulative Credit Losses Also Outperform Cumulative OCFC losses are 43% lower than proxy peers and 70% lower than UBPR peers. Source: S&P Global Market Intelligence; FFIEC UBPR Peer Group Average Report. Note: Peer Group 2 - Commercial Banks between $10BN and $100BN in assets; Peer Group 3 - Commercial Banks between $3BN and $10BN in assets. . . . 46

INVESTOR PRESENTATION . . . Largest Segments Drive Long Term Performance Source: S&P Global Market Intelligence; FFIEC UBPR Peer Group Average Report. . . . Note1: Peer Group 2 - Commercial Banks between $10BN and $100BN in assets; Peer Group 3 - Commercial Banks between $3BN and $10BN in assets. Note2: Residential and Consumer losses were driven by subprime loans originated by Columbia Home Loans, LLC, which was a mortgage banking company acquired by OCFC in 2000 and shuttered in 2007. 47

INVESTOR PRESENTATION . . . 2007 to 2020 Cumulative Losses By Segment Cumulative OCFC losses are 26% lower than UBPR peers. Cumulative OCFC losses are 72% lower than UBPR peers. Cumulative OCFC losses are 44% lower than UBPR peers. Cumulative OCFC losses are 48% lower than UBPR peers. Source: S&P Global Market Intelligence; FFIEC UBPR Peer Group Average Report. . . . Note1: Peer Group 2 - Commercial Banks between $10BN and $100BN in assets; Peer Group 3 - Commercial Banks between $3BN and $10BN in assets. Note2: Residential and Consumer losses were driven by subprime loans originated by Columbia Home Loans, LLC, which was a mortgage banking company acquired by OCFC in 2000 and shuttered in 2007. Cumulative Residential losses of 2.12% exclude the estimated loss of 0.75% related to Columbia originated loans. 48

INVESTOR PRESENTATION . . . Effective Interest Rate Risk Management Duration 5.0 All asset categories managed with limited duration 4.0 3.0 Years 2.0 1.0 0.0 Securities Mortgage Loans Consumer Loans Commercial Loans Total Assets FHLB Term Time Deposits (Weighted Average) Borrowings Rate Characteristics 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% Mortgage Loans Consumer Loans Commercial Loans Securities Total Assets Borrowings Deposits (CRE & C&I) (Weighted Average) Adjustable/Floating Fixed Core Deposits, Administered 49 At June 30, 2020

INVESTOR PRESENTATION

OceanFirst Milestones – 118 Years of Growth


IPO to Mutual Depositors
Created OceanFirst Foundation
Established Commercial Lending
Founded, Point Pleasant, NJ
Established Trust and Asset Management
Colonial American Bank Acquired
Commercial LPO Expansion into Mercer County
Adopted National Bank Charter
Sun Bancorp, Inc. Acquired
Crossed $10 billion threshold
Two River Bancorp Acquired
Country Bank Holding Company, Inc. Acquired
1902
1985
1996
1999
2000
2014
2015
2016
2018
2019
2020
Branch Expansion into Middlesex County
Branch Expansion into Monmouth County
OceanFirst Foundation Exceeds $25 Million in Cumulative Grants
Cape Bancorp Acquired
Ocean Shore Holding Co. Acquired
Capital Bank of New Jersey Acquired

50